U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  September 21, 2009

Internet Infinity, Inc.
(Exact name of registrant as specified in its charter)

Nevada (state of incorporation)	0-27633 (Commission File Number)	95-4679342 (IRS Employer I.D. Number)

413 Avenue G, #1
Redondo Beach, CA 90277
(310) 493-2244

(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2009 the registrant, Internet Infinity, Inc., a Nevada corporation, filed its Certificate of Amendment to Articles of Incorporation.  This amendment changed the name of the corporation to Shawnee Energy, Inc. effective September 21, 2009.

Item 9.01  Financial Statements and Exhibits.

(a)    Financial Statements:

        None

(b)    Exhibits:

The following exhibits are filed as part of this Form 8-K:

                Exhibit                                     Description

        3.5        Certificate of Amendment to Articles of Incorporation of Internet Infinity, Inc., a Nevada corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2009	SHAWNEE ENERGY, INC.

	By:	/s/ George Morris
George Morris, Chief Executive Officer

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